Exhibit 10.4

DEGOLYER AND MACNAUGHTON

5001 SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

July 12, 2006

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

Gentlemen:

We hereby consent to the references to DeGolyer and MacNaughton and the inclusion of information derived from our reports entitled “Report as of December 31, 2005 on Reserves of Certain Properties in Argentina attributable to Repsol YPF,” “Report as of December 31, 2005 on Reserves of Certain Properties in Bolivia attributable to Repsol YPF,” “Report as of December 31, 2005 on Reserves of Certain Properties in Peru attributable to Repsol YPF,” and “Report as of December 31, 2005 on Reserves of Certain Properties in Venezuela attributable to Repsol YPF” (our Reports) in Section 2.2.1 “Exploration and Production” in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2005, and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

We also consent to the reference to DeGolyer and MacNaughton and the inclusion of information derived from our Reports through incorporation by reference of the named Form 20-F in the Registration Statements Nos. 333-12254 and 333-10669 filed with the United States Securities and Exchange Commission.

Very truly yours,

DeGOLYER and MacNAUGHTON